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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 22, 2002
                                                         ----------------



                      COMBINED PROFESSIONAL SERVICES, INC.
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)



           Nevada                       0-25675                 88-0346441
           ------                       -------                 ----------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)



             212 West Kinzie Street, Chicago, Illinois                 60610
             -----------------------------------------                 -----
             (Address of Principal Executive Offices)               (Zip Code)




Registrant's telephone number, including area code: (312) 493-2171




              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

     On October 22, 2002, Combined Professional Services, Inc. (the "Corporation") issued a press release announcing that its wholly owned subsidiary Patron Systems, Inc. ("Patron") executed a letter of intent to acquire Entelagent Software Corp. which press release is attached hereto as
Exhibit 99.1 and incorporated by reference herein.

     On October 23, 2002, the Corporation announced that it intended to redomesticate from Nevada to Delaware, via a merger of the Corporation with and into its wholly owned subsidiary, Patron. As a result of the proposed merger, Patron would be the surviving corporation, its charter and bylaws would survive, and the directors of Patron will become the directors of the Corporation. The press release related to this announcement is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 7. Exhibits.

(c) The following exhibits are included with this Report:

Exhibit
Number      Description of Exhibit
------      ----------------------
99.1        Press Release of Combined Professional Services, Inc. issued on
            October 22, 2002.

99.2 Press Release of Combined Professional Services, Inc. issued on October 23, 2002.
                                       2

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                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMBINED PROFESSIONAL SERVICES, INC.



Date: October 22, 2002                               By: /s/ Patrick J. Allin
                                                         -----------------------
                                                         Patrick J. Allin
                                                         Chief Executive Officer